UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 11, 2004

GlycoGenesys, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-26476	33-0231238
(Commission File Number)	(IRS Employer Identification No.)

31 St. James Avenue, Boston, Massachusetts	02116
(Address of Principal Executive Offices)	(Zip Code)

(617) 422-0674

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Digi Reports Fiscal 2003 Third Quarter Results - Page 2

Item 8.01 – Other Event

On November 11, 2004, GlycoGenesys, Inc. (the “Company”) issued a press release announcing the Company had received a favorable decision in its arbitration against David Platt, its former Chief Executive Officer who is now Chief Executive Officer of Pro-Pharmaceuticals, Inc. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 11, 2004

Digi Reports Fiscal 2003 Third Quarter Results - Page 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2004	By:	/s/ Bradley J. Carver
Bradley J. Carver
President and Chief Executive Officer